SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20579



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                                  FORM 8-K/A
                                CURRENT REPORT

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                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): August 30, 1996



                    First Nationwide (Parent) Holdings Inc.
            (Exact name of registrant as specified in its charter)



  Delaware                     333-4026                        13-3778550

(State or other                (Commission                  (IRS Employer
 jurisdiction of               File Number)           Identification No.)
 incorporation)




625 Madison Avenue, New York, New York                   10022
(Address of principal executive offices)              (Zip Code)



      Registrant's telephone number, including area code:(212) 527-6300



                                Not Applicable
        (Former name or former address, if changed since last report)







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ITEM 5.    OTHER EVENTS.

          As previously announced, First Nationwide Holdings Inc. ("FN Holdings") has entered into an Agreement and Plan of Merger dated as of July 27, 1996 pursuant to which it will acquire (the "Cal Fed Acquisition") Cal Fed Bancorp Inc. ("Cal Fed") and its wholly owned subsidiary, California Federal Bank, A Federal Savings Bank ("California Federal"). FN Holdings, an 80% owned subsidiary of First Nationwide (Parent) Holdings Inc. ("(Parent) Holdings"), is a holding company whose only significant asset is all the common stock of First Nationwide Bank, A Federal Savings Bank ("First Nationwide" or the "Bank"). FN Holdings will finance the Cal Fed Acquisition through (i) an issuance of approximately $575 million aggregate principal amount of its 10-5/8% Senior Subordinated Notes Due 2003 (the "New FN Holdings Notes"), (ii) a contribution by an indirect parent corporation of FN Holdings of approximately $145 million in cash in exchange for $150 million aggregate liquidation value of perpetual preferred stock of FN Holdings (the "FN Holdings Preferred Stock") and (iii) existing cash. The offering of the New FN Holdings Notes (the "Offering") will not be registered under the Securities Act of 1933, as amended, and the New FN Holdings Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)       Financial Statements of Businesses Acquired.

                    Not applicable.

          (b)       Pro Forma Financial Information.

                    Not applicable.

          (c)       Exhibits.

99.1 Unaudited Pro Forma Financial Data of First Nationwide (Parent) Holdings Inc. and Subsidiar- ies.

*99.2     Press Release.

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* Previously filed with Form 8-K.



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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FIRST NATIONWIDE (PARENT)
                                               HOLDINGS INC.


Dated: November 8, 1996

                                              By:  /s/Laurence Winoker
                                                   -------------------
                                                   Name: Laurence Winoker
                                                   Title: Vice President and
                                                           Controller




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                                   EXHIBITS

Exhibit No.         Document
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99.1                Unaudited Pro Forma Financial Data of First Nationwide
                    (Parent) Hold- ings Inc. and Subsidiaries.

*99.2               Press Release.

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* Previously filed with Form 8-K.






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